                                                              EXHIBIT 10.7


DOCUMENT SCIENCES CORPORATION

STRATEGIC MARKETING ALLIANCE AGREEMENT

Whereas Document Sciences Corporation "DSC" may provide various value added skills, such as systems management, systems integration, networking, image management, and have insight concerning the identity of prospects in the Territory, and have knowledge concerning the applicability of Xerox Products to the business of such prospects; Whereas Xerox Corporation "Xerox" may provide various value added skills, such as systems management, systems integration, networking, image management, and have insight concerning the identity of prospects. Whereas DSC and Xerox each wish to engage the other as a non-exclusive, Strategic Marketing Associate within the Territory; and Whereas each of Xerox and DCS is willing to accept such appointment by the other, and to undertake to provide such services pursuant to the terms of this Agreement. Now, therefore DSC and Xerox agree as follows:

                               TABLE OF CONTENTS

ARTICLE         TITLE
- -------         -----
   ARTICLE I    DEFINITIONS
  ARTICLE II    TERM
 ARTICLE III    RESPONSIBILITIES OF THE PARTIES
  ARTICLE IV    PRODUCT TESTING AND DEMONSTRATION
   ARTICLE V    CUSTOMER SUPPORT
  ARTICLE VI    TRAINING
 ARTICLE VII    CONFIDENTIAL INFORMATION
ARTICLE VIII    TRADEMARKS AND LOGOS
  ARTICLE IX    INDEMNIFICATION
   ARTICLE X    RIGHTS OR PARTIES UNDER DEVELOPED INTELLECTUAL PROPERTY RIGHTS
  ARTICLE XI    TERMINATION
 ARTICLE XII    GENERAL PROVISIONS

DSC and Xerox agree that the terms and conditions of this Agreement will govern DSC's participation and marketing activities under their mutual Strategic Marketing Alliance Program. This Strategic Marketing Alliance Agreement is entered into by and between DSC and Xerox, as of 9/1, 1993.

                                I.  DEFINITIONS

1.01 Confidential Information. All confidential and proprietary information which in any way relates to the function, description, or operation of Xerox Products or DSC Products, including, without limitation, data, designs, processes, specifications, drawings, schematics, software in both source and object code and trade secrets, together with non-public information such as that relating to suppliers, manufacturing techniques, service information, know how, product program schedules, project plans, financial projections, business correspondence, and such other similar non-public information.

1.02 Customer. An end-user customer in the Territory who purchases, leases or licenses Xerox Products or DSC Products for its own use and not for remarketing and who is neither a U.S. government agency, nor a prime contractor or subcontractor with a U.S. government agency where such purchase, lease and/or license relates to goods or services to be provided to such agency.

1.03    Effective Date.  The date first above written.

1.04    Products.  As the context requires, Xerox Products and/or DSC Products.

1.05    Program.  Xerox/DSC Alliance Program.

1.06    Territory.  Jurisdictions set forth in Exhibit A.

This is page one of a four page Agreement, exclusive of additional Exhibits and Schedules. The parties acknowledge that they have read this Agreement and its Exhibits and Schedules and agree to be bound by all terms and conditions.

DOCUMENT SCIENCES CORPORATION             XEROX CORPORATION

/s/ Tony N. Domit                         /s/ Darryl R. Dobin
- -------------------------------------     --------------------------------------

TONY N. DOMIT                             DARRYL R. DOBIN
- -------------------------------------     --------------------------------------
Printed Name                              Printed Name

President & CEO                           Manager, Marketing Partnership Group
- -------------------------------------     --------------------------------------
Title                                     Title

August 18, 1993                           September 8, 1993
- -------------------------------------     --------------------------------------
Date                                      Date

6333 Greenwich Dr. Suite 120              100 Clinton Avenue South - 08A
- -------------------------------------     --------------------------------------
Mailing Address                           Mailing Address

San Diego, Ca. 92122                      Rochester, New York 14644
- -------------------------------------     --------------------------------------

(619) 625-2000      (619) 625-2021        (716) 423-5789      (716) 423-1106
- -------------------------------------     --------------------------------------
Phone               Fax                   Phone               Fax

1.07    DSC.  Document Sciences Corporation, a Delaware Corporation.

1.08    DSC Products.  Products and/or services identified in Schedule 1.

1.09    Xerox.  Xerox Corporation, a New York corporation.

1.10    Xerox Products.  Xerox Products identifed in Schedule 2.

                                   II.  TERM

2.01 Term. Subject to earlier termination as provided in Article XI, the term of this Agreement will commence on the Effective Date and will be for a period of two years, subject to automatic successive annual one-year renewal periods.

                     III.  RESPONSIBILITIES OF THE PARTIES

3.01 DSC Responsibilities. If DSC intends to refer Xerox Products to a Customer in conjunction with DSC Products, DSC will notify the Xerox Sales Representative responsible for that Customer of such marketing opportunity as soon as practicable.

3.02 Xerox Responsibilities. If Xerox intends to refer DSC Products to a Customer in conjunction with Xerox Products, Xerox will notify the DSC Sales Representative responsible for that Customer of such marketing opportunity as soon as practicable.

3.03 Joint Responsibilities. (a) Xerox and DSC will each appoint a manager to oversee the Program. These managers will be responsible for resolving issues that may from time to time arise, will meet at least twice per calendar year, and will be responsible for planning and developing a marketing program plan to facilitate the strategic promotion of Products;

(b) Xerox will supplement Schedule 2 and DSC will supplement Schedule 1 to add their respective products which each desires to be subject to this Agreement. If either party discontinues marketing any Products listed on the Schedules hereto, that party will notify the other of such fact, and that within at least 120 days from that date of notice, such Products will be deleted from the applicable Schedule.

(c) Xerox and DSC each will

        (i) independently set prices for Products.

        (ii) except as otherwise agreed independently market Products to Customers in the Territory, and

        (iii) be responsible for installing and maintaining Products as well as providing Customer training with respect to such Products;

(d) Xerox and DSC will honor the other's reasonable requests for consultations and visits to each other's facilities for purposes of fulfilling the intent of or performing our respective obligations under this Agreement;

(e) Xerox and DSC may develop Customer demonstrations and proposals, and may conduct joint sales calls and Customer briefings;

(f) Xerox and DSC may incorporate the other's marketing proposals into marketing proposals for their respective Products;

(g) Xerox and DSC may act as the other's prime contractor or subcontractor as required by the Customer.

                     IV.  PRODUCT TESTING AND DEMONSTRATION

4.01 Xerox and DSC agreed that each party will be responsible for the technical and administrative support of its own Products and that Program Managers will jointly develop procedures to facilitate the resolution of mutual technical issues and problems regarding our Products.

                              V.  CUSTOMER SUPPORT

5.01 Xerox and DSC agree that each party will be responsible for the technical and administrative support of its own Products and that both parties will jointly develop procedures to facilitate resolution of technical problems affecting Products.

                                 VI.  TRAINING

6.01 DSC Product Training. DSC will provide to Xerox, on terms to be agreed upon by DSC and Xerox, product training sufficient to provide a reasonable number of Xerox sales representatives and analysts with a working knowledge of DSC Products.

6.02 Xerox Product Training. Xerox will provide, on terms to be agreed upon by DSC and Xerox, product training sufficient to provide a reasonable number of DSC sales representatives and analysts with a working knowledge of Xerox Products.

6.03 Documentation. The parties will provide to each other one set of customer and sales representative training documentation and will grant the other the restricted right to reproduce such documents solely for Customer demonstrations and training of the our respective sales representatives and sales management relative to Products.

                         VII.  CONFIDENTIAL INFORMATION

7.01 We agree that it may be necessary from time to time to exchange Confidential Information.

7.02 We agree to safeguard all Confidential Information received or to be received from each other and will not disclose such information to any third party without the prior authorization from the other, and will further restrict circulation of Confidential Information without our own organization except to the extent necessary to fulfill the purposes of this Agreement. All Confidential Information will remain the property of the disclosing party.

7.03 In order to be subject to the provisions of this Article VIII, Confidential Information which is to be disclosed after the Effective Date must be disclosed either

        (i) by written or electronic communication which is appropriately labeled so as to give reasonable notice to anyone reading the communication that the contents thereof are confidential and proprietary or

        (ii) by oral disclosure, in which case the party making the disclosure must, at the time the disclosure is made, state to the recipients thereof that the contents of the disclosure are confidential and proprietary, and must further reduce the confidential and proprietary contents of the disclosure to a written or electronic communication, appropriately labeled as required by clause (i) above, which is delivered to said recipients within ten (10) days after the oral disclosure or execution of this Agreement, whichever is later.

7.04    The receiving party will be released from the obligations of Section
7.02 with respect to any particular portion of Confidential Information when:

a)  the receiving party can document that:

        (i) it was in the public domain at the time of the disclosing party's communication thereof to the receiving party;

        (ii) it entered the public domain through no fault of the receiving party subsequent to the time of the disclosing party's communication thereof to the receiving party,

        (iii) it was in the receiving party's possession free of any obligation of confidence at the time of the disclosing party's communication thereof to the receiving party,

        (iv) it was rightfully communicated to the receiving party free of any obligation of confidence subsequent to the time of the disclosing party's communication thereof to the receiving party, or

        (v) it was independently developed by the receiving party without reference to the Confidential Information of the disclosing party; or

(b) it is communicated by the disclosing party to a third party free of any obligation of confidence; or

(c) it is after three (3) years after the disclosing party's communication thereof to the receiving party.

7.05 All materials including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists furnished to one party by another and which are designated in writing to be the property of such party will remain the property of such party and will be returned to such party promptly at its requests with all copies made thereof.

                          VIII.  TRADEMARKS AND LOGOS

8.01 The trademarks and trade names under which each party markets Products will remain the exclusive property of such party. This Agreement gives the other party no rights therein except that during the term of this Agreement each party grants to the other a restricted license to reproduce such trademarks and trade names in publications and under written terms and conditions as may hereafter be approved by the granting party.

                              IX.  INDEMNIFICATION

9.01 Intellectual Property. Each party represents and warrants to the other that it has sufficient right, title and interest in and to the Products to enter into this Agreement and further warrants that it is not aware that its Products infringe any patent, copyright or other proprietary right of a third party and that it has not been notified by a third party of a possibility that its Products might infringe any patent, copyright or other proprietary right of a third party.

9.02 General. Each party the "Indemnifying Party") will defend and hold harmless the other party (the "Indemnified Party") from, and pay any amount due, any claim, action or other proceeding brought against the Indemnified Party arising from the use and marketing of the Indemnifying Party's Products, providing that the Indemnified Party promptly notified the Indemnifying Party in writing of any action or claim, allows the Indemnifying Party at its expense, to direct the defense, gives the Indemnifying Party sufficient information in the Indemnified Party's possession and reasonable assistance required to defend such suit, claim or proceeding, but at no out-of-pocket expense to the Indemnified Party, and allows the Indemnifying Party to pay any judgment, provided further that the Indemnifying Party will have no liability for any claim, action or other proceeding based upon acts or omissions by the Indemnified Party or for settlements or costs incurred without the knowledge of the Indemnifying Party. To avoid infringement the Indemnifying Party may, at the Indemnifying Party's option, and at no charge to the Indemnified Party, obtain a license, or modify the Indemnifying Party's Products so that they no longer infringe, but only if the modification is still an equivalent of the Indemnifying Party's Products, or substitute an equivalent of the Indemnifying Party's Products.

                          X.  RIGHTS OF PARTIES UNDER
                     DEVELOPED INTELLECTUAL PROPERTY RIGHTS

10.01. Unless otherwise agreed in writing by the parties, ownership of any writings, discoveries, inventions or innovations ("Improvements") arising out of the cooperation of the parties pursuant to this Agreement will reside with the party whose employee(s) or agent(s)

        (i) first conceived the Improvement, in the case of patentable Improvements, and

        (ii) in the case of copyrightable Improvements, first fix the Improvement in any tangible medium of expression, now known or later developed, from which it can be perceived, either directly or with the aid of a machine or device.

10.02 Each party who is an owner of an Improvement will be responsible in its sole discretion for conducting its own plans and program relative to filing for and maintaining patent rights, trade secrets, mask works, copyrights or other registerable or applied for intellectual property rights in one or more countries of the world.

                                XI.  TERMINATION

11.01 Termination for Cause. (a) Either party may terminate this Agreement upon written notice of termination to the other party in any of the following events:

        (i) the other party materially breaches this Agreement and such breach remains uncured for thirty (30) days following written notice of breach by the terminating party; provided, however that in the case of a repeat of a material breach earlier cured, the new cure period will be ten (10) days; or

        (ii) causes beyond the reasonable control of the other party delay its performance for more than thirty (30) days; provided, however, that in the case of a repeated force majeure delay earlier cured, the new cure period will be ten (10) days; or

        (iii) a petition for relief under any bankruptcy legislation is filed by or against the other party, or the other party makes an assignment for the benefit of creditors, or a receiver is appointed for all or a substantial part of the other party's assets, and such petition, assignment or appointment is not dismissed or vacated within thirty (30) days; or

        (iv) change in majority ownership or change of control of the other party.

(b) Either party may terminate this Agreement without cause, upon ninety days written notice of termination to the other party.

11.02 Survival. The provisions of this Agreement will, to the extent applicable, survive the expiration or any termination hereof.

                            XII.  GENERAL PROVISIONS

12.01 LIMITATION OF LIABILITY. EXCEPT AS SET FORTH HEREIN, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, WHETHER ARISING IN CONTRACT OR IN TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

12.02 Relationship of the Parties. (a) We agree that we are independent parties and neither of us is authorized to make any commitment or representation on the other's behalf.

(b) During the term of this Agreement, should the term "partnership", "Partner" or "development partner" be used to describe the Cooperative development relationship, we agree to make it clear to third parties that these terms refer only to the spirit of cooperation between us and do not describe or expressly or impliedly create the legal status of partners or joint venturers.

12.03 Government Compliance. Each party will comply fully with all federal, state and local laws and regulations relating to its obligations under this Agreement.

12.04 Ethical Standards. Each party agrees that, with respect to its performance under this Agreement including any interaction with any employee of the other party pursuant to this Agreement, such party will not:

(a) give or offer to give any gift or benefit to said employee,

(b) solicit or accept any information, data services, equipment, or commitment from said employee unless same is

        (i) required or permitted to be solicited or accepted under a contract or other arrangement between Xerox and DSC, or

        (ii) made pursuant to a written disclosure agreement between Xerox and DSC, or

        (iii) specifically authorized in writing by the employee's management,

(c) solicit or accept favoritism from said employee, or

(d) enter into any outside business relationship with said employee without full disclosure to, and prior approval of, the employee's management. As used herein, "employee" includes members of the employee's immediate family had household, plus any other person who is attempting to benefit from his or her relationship to the employee. A "party" in this context includes all employees and agents of the party. "Gift or benefit" includes money, goods, services, discounts, favors and the like in any form but excluding low value advertising items such as pens, pencils and calendars. "Favoritism" means partiality in promoting the interest of a party over that of other vendors. Such activity by either party will constitute breach of this Agreement by that party.

12.05 Force Majeure. Except as otherwise provided herein, neither party will be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, provided that the party experiencing such delay promptly notifies the other party of the delay. In the event that such a delay by a party continues for more than sixty (60) days, the other party may, at its sole option, and in addition to its other rights and remedies under this Agreement or at law or in equity, suspend its obligations under this Agreement during the period of delay.

12.06 Headings. The headings and titles of the Articles of this Agreement are inserted for convenience only and will not affect the construction or interpretation of any provision.

12.07 Amendment. This Agreement may be amended only by a written agreement duly signed by authorized representatives of both parties.

12.08 Assignment. Neither party will assign this Agreement or any rights and obligations thereunder to any third party without the express written permission of the other party, except that each party may assign this Agreement to an entity directly or indirectly controlling, controlled by, or under common control with Xerox.

12.09 Severability. If any provision of this Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any state or federal court, such invalidity will not affect the enforceability of any other provisions not held to be invalid.

12.10 Waiver. Any delay by either party to exercise any right or remedy under this Agreement will not be construed to be a waiver of any other right or remedy hereunder. All of the rights of either party under this Agreement will be cumulative and may be exercised separately or concurrently.

12.11 Alternate Dispute Resolution. The parties will attempt to resolve any dispute, controversy or claim arising under this Agreement in a non-judicial manner and forum. Any such dispute, controversy, or claim hereunder will be initially referred for resolution to the respective parties' Program Managers appointed pursuant to this Agreement. If such individuals cannot resolve the matter within sixty (60) days after the matter in dispute has been submitted to them for resolution, then the matter will be referred to one corporate Vice-President of each of the parties for resolution within a subsequent sixty day period.

12.12 Publicity. Neither party will publicly disclose any information concerning this Agreement without the prior written consent of the other party.

12.13. Controlling Law. This Agreement will be governed by and construed in all respects in accordance with the laws of the State of California.

12.14. Entire Agreement. This Agreement constitutes the entire agreement of the parties as to the subject matter hereof and supersedes any and all prior oral or written memoranda, understandings and agreements as to such subject matter.

12.15 Notices. Any notice which may be or is required to be given under this Agreement will be written. Any written notices will be sent by registered mail or certified mail, postage prepaid, return receipt requested.

All such notices will be deemed to have been given when received, properly addressed pursuant to the addresses below:

Xerox Corporation
Xerox Square - 08A
- --------------------------------------------------
100 Clinton Avenue South
- --------------------------------------------------
Rochester, New York 14644
- --------------------------------------------------
Attention:  Darryl R. Dobin
          ----------------------------------------


Document Sciences Corporation
- --------------------------------------------------
6333 Greenwich Drive
- --------------------------------------------------
Suite 120
- --------------------------------------------------
San Diego, California 92122
- --------------------------------------------------
Attention:  Vice President - Sales and Marketing
          ----------------------------------------

STRATEGIC MARKETING ALLIANCE AGREEMENT
EXHIBIT A
                                                     TERRITORY AND FEE SCHEDULE
                                               FOR THE UNITED STATES OF AMERICA
                                                                   July 1, 1993

DSC and Xerox Corporation agree that the terms and conditions of this Exhibit
A, an attachment to the Strategic Marketing Alliance Agreement, will govern their participation and marketing activities within the Territory defined below.

                                 I. DEFINITIONS

1.1 QUALIFIED DSC REFERRAL. The effort undertaken by DSC in marketing Xerox Products to a Customer where, at a minimum, DSC will: (i) establish contact with the Customer; (ii) provide information regarding Xerox Products; (iii) maintain contact with the Customer throughout the sales cycle; (iv) offer to provide complementary products and or services to support Xerox Products, and
(v) provide Xerox with a prospect name as reflected on Schedule 3, "QUALIFIED DSC REFERRAL FORM," the form of which will be mutually agreed to, and which shall be duly signed by DSC's authorized representative and the authorized Xerox representative.

1.2 QUALIFIED XEROX REFERRAL. The effort undertaken by Xerox in marketing DSC Products to a Customer where, at a minimum, Xerox will: (i) establish contact with the Customer; (ii) provide information regarding DSC Products; (iii) maintain contact with the Customer throughout the sales cycle; (iv) offer to provide complementary products and or services to support DSC Products, and
(v) provide DSC with a prospect name as reflected on Schedule 4, "QUALIFIED XEROX REFERRAL FORM," the form of which will be mutually agreed to, and which shall be duly signed by Xerox authorized representative and the authorized
DSC representative.

1.2 TERRITORY. The jurisdictions of the United States of America, and its territories and possessions.

1.3  DSC.  Document Sciences Corporation, a Delaware corporation.

1.4  DSC PRODUCTS.  Those products and/or services identified in Schedule 1.

1.5. PRODUCTS.  As the context requires, Xerox Products and/or DSC Products.

1.6. XEROX. Within the context of this Exhibit A, means Xerox Corporation operations within the United States of America, and its territories and possessions.

1.7  XEROX PRODUCTS.  Those Xerox Products identified in Schedule 2.

                                II. COMMISSIONS

2.1  COMMISSIONS.

(a) If DSC makes a Qualified DSC Referral to a Customer in the Territory and Xerox either sells, licenses to or leases (with an initial term of one year) or licenses to such Customer one or more newly installed Xerox Products where the Customer's purchase, lease or license or such Xerox Products was based upon a Qualified Referral, Xerox will either pay a commission equal to a percentage of the price invoiced to the Customer for such purchase, lease or license net of any assessed taxes, duties, freight and insurance charges; or a fixed dollar fee, in each case as set forth in Section 2.4 below.

This Exhibit A (with additional Schedules) is an attachment to the Strategic Marketing Alliance Agreement. The parties acknowledge that they have read the Agreement as well as this Exhibit and its Schedules, and agree to be bound by all terms and conditions.

Document Sciences Corporation              XEROX CORPORATION

/s/ TONY N. DOMIT                          /s/ DARRYL R. DOBIN
- ----------------------------------         -------------------------------------
By                                         By
Tony N. Domit                              Darryl R. Dobin
- ----------------------------------         -------------------------------------
Printed Name                               Printed Name
President & CEO                            Manager, Marketing Partnership Group
- ----------------------------------         -------------------------------------
Title                                      Title
Aug. 18, 1993                              September 8, 1993
- ----------------------------------         -------------------------------------
Date                                       Date
6333 Greenwich Dr., Suite 120              100 Clinton Avenue South-08A
- ----------------------------------         -------------------------------------
Mailing Address                            Mailing Address
San Diego, CA 92122                        Rochester, New York 14644
- ----------------------------------         -------------------------------------

(619) 625-2000     (619) 625-2021          (716) 423-5789        (716) 423-1106
- ----------------------------------         -------------------------------------
Phone              Fax                     Phone                 Fax

(b) If Xerox makes a Qualified Xerox Referral to a Customer in the Territory and DSC either sells, licenses to or leases (with an initial term of one year) or licenses to such Customer one or more newly installed DSC Products where the Customer's purchase, lease or license of such DSC Products was based upon a Qualified Xerox Referral, DSC will either pay a commission equal to a percentage of the price invoiced to the Customer for such purchase, lease or license net of any assessed taxes, duties, freight and insurance charges; or a fixed dollar fee, in each case as set forth in Section 2.5 below.

(c) Either party may, at any time during the term hereof and upon written notice to the other, amend this Exhibit A to change the commission percentage or fixed dollar amount for any of that party's Products; provided, however, that any such change shall be applicable only as to commissions earned after the effective date of the change.

2.2 PAYMENT. Each party's obligation to pay fees shall accrue upon installation and acceptance of its Products by the Customer. Each party will use reasonable efforts to pay such fees to the other within sixty (60) days after the end of each calendar quarter during which the installation and acceptance of the party's Product occurred. Each party shall provide to the other within 60 days of the end of each calendar quarter an installation report reflecting the number of units of Products installed as the result of a Qualified Referral by the other, the amount of fees payable for each Product, and the Customer name and the installation address of the Products for which a fee is payable.

2.3 REVERSAL. In the event that either party for any reason reverses a sale, lease and/or license transaction of any Product as to which a commission has been paid under this Agreement, and such reversal occurs within six (6) months of the date the Customer accepted such Product following its installation, then the party shall debit the amount of such commission against the next quarterly payment to be made by that party under Section 2.1.

2.4 COMMISSION SCHEDULE FOR XEROX PRODUCTS:
(A) Commission Schedule for Electronic Printing Products When Sold or Leased

Model Number/Product Name
- -------------------------
                                                         Single Unit
                                                          Reference
                                                           Sale Fee
                                                         -----------
Xerox 4135 Production Laser Printing System                $10,400
Xerox 9790 Laser Printing System                            10,400
Xerox 8790 Laser Printing System                             6,000
Xerox 4090 Laser Printing System                             6,700
Xerox 4850 Color Laser Printing System                       5,000
Xerox 4650 Professional Printing System                      5,300
Xerox 4050 Laser Printing System                             3,300
Xerox 4235 Laser Printing System                             1,200
Xerox 3700 Distributed Electronic Printer                      700
Xerox 4197 Electronic Printer                                  225
DocuTech Production Publisher
Xerox 4700 Color Document Printer


(B) Commission Schedule for Electronic Printing Products Which Qualify Under the Xerox Trade-In Program (XTI)

Model Number/Product Name
- -------------------------
                                                         Single Unit
                                                      Trade-In Fee (XTI)
                                                      ------------------
Xerox 4135 Production Laser Printing System                 $7,600
Xerox 9790 Laser Printing System                             8,000
Xerox 8790 Laser Printing System                             3,900
Xerox 4090 Laser Printing System                             4,600
Xerox 4850 Color Laser Printing System                       3,800
Xerox 4650 Professional Printing System                      4,200
Xerox 4050 Laser Printing System                             2,000
Xerox 4235 Laser Printing System                               800
Xerox 3700 Distributed Electronic Printer                      500
Xerox 4197 Electronic Printer                                  200
DocuTech Production Publisher
Xerox 4700 Color Document Printer

2.5  COMMISSION SCHEDULE FOR DSC PRODUCTS:
The commission is 10% of the invoiced initial license fee. The list of DSC products and their Initial License Fees are provided below for reference.

MAINFRAME AND DEPARTMENTAL PRODUCTS

    PRODUCTS            MAINFRAME    DEPARTMENTAL
                          CLASS          CLASS

CompuSet 6.0             $32,500       $22,500
CompuPrep                 10,000         6,000
Emitter-Meta Code          6,000         4,000
Emitter-XES                6,000         4,000
Emitter-Postscript         6,000         4,000
Emitter-Interpress         6,000         4,000
Importer-PCL               6,000         4,000
IMG Consolidator           3,000         2,000
NetPrint                   3,000         2,000
HostPrint                  2,000         1,000
Replacement for XICS      10,000         8,000
5.x
Downsize Migration         5,000         4,000
PCL Transformer           15,000        10,000


DESKTOP AND NETWORK PRODUCTS

Number of Licenses      1           2           3          4            5

PRODUCT

CompuSet 6.0            $15,000     $26,000     $33,000     $40,000     $45,000
CompuPrep                 3,000       5,000       7,000       8,000       9,000
Emitter-Meta Code         2,250       4,000       5,000       5,500       6,000
Emitter-XES               2,250       4,000       5,000       5,500       6,000
Emitter-Postscript        2,250       4,000       5,000       5,500       6,000
Emitter-Interpress        2,250       4,000       5,000       5,500       6,000
Importer-PCL              2,250       4,000       5,000       5,500       6,000
Importer-TIFF             2,250       4,000       5,000       5,500       6,000
IMG Consolidator          2,000       3,000       4,000       4,500       5,000
NetPrint                  2,000       3,000       4,000       4,500       5,000
PCL Transformer           7,000      12,000      16,000      19,000       21,00

COMPUSERIES PRODUCTS

Number of Licenses      1           2           3           4           5

PRODUCT

CompuBuild              $5,000      $8,500      $11,000     $13,500     $15,000
CompuSpec                4,000       7,500        9,500      11,000      12,000
CompuMerge               3,000       5,500        7,500       8,500       9,000
CompuView                1,000       2,000        2,750       3,500       4,000
CompuPack               10,000      17,000       22,000      27,000      30,000

USCO PRINTING SYSTEMS REVISED FEE SCHEDULE
EFFECTIVE 4-1-94 FOR NEW CONTRACTS
EFFECTIVE 5-1-94 FOR EXISTING CONTRACTS

2.4 Commission Schedule for Electronic Printing                   (B) Commission Schedule for Electronic Printing Products
Products When Sold or Leased                                      Which Qualify Under the Xerox Trade-in Program (XTI)

Model Number/Product Name                                         Model Number/Product Name
- -------------------------                    SINGLE UNIT          -------------------------                    SINGLE UNIT
                                      REFERENCE SALE FEE                                                TRADE-IN FEE (XTI)
Xerox 4135 non/DDS Prod. Laser Printing Sys.      $9,900          Xerox 4135 non/DDS Prod. Laser Printing Sys.      $6,500
Xerox 4135 DDS Prod. Laser Printing Sys.          $6,100          Xerox 4135DDS Laser Printing System                    0
Xerox 9790 MICR Laser Printing System              5,000          Xerox 9790 MICR Laser Printing System                  0
Xerox 4890 H/L Color Laser Printing System         7,300          Xerox 4890 H/L Color Laser Printing System         5,600
Xerox 4850 H/L Color Laser Printing system         4,500          Xerox 4850 H/L Color Laser Printing System         3,500
Xerox 4450 Laser Printing System                   4,500          Xerox 4450 Laser Printing System                   3,500
Xerox 4050 (reg) Laser Printing System             4,500          Xerox 4050 (reg) Laser Printing System             3,500
Xerox 4050 (budget leas) Laser Printing System     2,750          Xerox 4050 (budget leas) Laser Printing System         0
Xerox 4235 Laser Printing System                   2,500          Xerox 4235 Laser Printing System                   1,500
Xerox 4700 Laser Printing System                   2,500          Xerox 4700 Laser Printing System                   1,500
Xerox 4220 MRP                                       800          Xerox 4220 MRP                                       675
Xerox 4219 MRP                                       360          Xerox 4219 MRP                                       300
Xerox 4215 MRP                                       300          Xerox 4215 MRP                                       240
Xerox 4197 Electronic Printer                        250          Xerox 4197 Electronic Printer                        180
                                                                  ________________________________________________________

                             Drag Schedule  11/2/95

Product                                         New Drag      Trade Drag
- ------------------------------------------------------------------------
4135 Production Laser Printing System           $ 9,900         $6,500
- ------------------------------------------------------------------------
4135 DDS Prod Laser Printing System             $ 6,100         $N/A
- ------------------------------------------------------------------------
4890 Laser Printing System                      $ 7,300         $5,600
- ------------------------------------------------------------------------
9790 MICR Printer                               $ 5,000         $N/A
- ------------------------------------------------------------------------
4850 Highlight Color Laser Printing System      $ 4,500         $3,500
- ------------------------------------------------------------------------
4450 Laser Printing System                      $ 4,500         $3,500
- ------------------------------------------------------------------------
4050 Laser Printing System                      $ 4,500         $3,500
- ------------------------------------------------------------------------
4050 Budget Lease Laser Printing System         $ 2,750         $N/A
- ------------------------------------------------------------------------
4235 Laser Printing System                      $ 2,500         $1,500
- ------------------------------------------------------------------------
4220 MRP                                        $   800         $  675
- ------------------------------------------------------------------------
4219 MRP                                        $   360         $  300
- ------------------------------------------------------------------------
4215 MRP                                        $   240         $  240
- ------------------------------------------------------------------------
4197 MICR Printer                               $   250         $  180
- ------------------------------------------------------------------------
DocuTech Production Publisher 135               $11,700         $3,000
- ------------------------------------------------------------------------
DocuTech Network Publisher 135 (upgrade)        $ 3,500         $N/A
- ------------------------------------------------------------------------
DocuTech Network Publisher 135                  $12,600         $3,500
- ------------------------------------------------------------------------
DocuTech Network Server                         $ 1,800         $N/A
- ------------------------------------------------------------------------
DocuTech Media Server                           $ 1,500         $N/A
- ------------------------------------------------------------------------
DocuTech Extended Storage                       $ 2,400         $N/A
- ------------------------------------------------------------------------
DocuTech Signature Booklet Maker                $ 3,600         $N/A
- ------------------------------------------------------------------------
DocuPrint 390                                   $ 8,400         $6,400
- ------------------------------------------------------------------------
DocuPrint 350 Highlight Color                   $ 7,500         $5,700
- ------------------------------------------------------------------------
DocuPrint 390 Highlight Color                   $12,000         $9,000
- ------------------------------------------------------------------------
DocuColor Scanner                               $ 2,600         $N/A
- ------------------------------------------------------------------------
5775 Digital Color Copier/Printer               $ 2,100         $1,500
- ------------------------------------------------------------------------
5775 Digital Color Copier/Printer (Upgrade)     $ 3,500         $N/A
- ------------------------------------------------------------------------
EFI FIERY Controller 150                        $ 1,800         $N/A
- ------------------------------------------------------------------------
EFI FIERY Controller 200                        $ 2,200         $N/A
- ------------------------------------------------------------------------
4700 Color Laser Printing System                $ 2,500         $1,500
- ------------------------------------------------------------------------

COOPERATIVE MARKETING AGREEMENT

                                   EXHIBIT A
                         JOINT ENGAGEMENT FEE SCHEDULE
                        FOR THE UNITED STATES OF AMERICA

                                  JULY 1, 1994



DSC and Xerox Corporation agree that the terms and conditions of this Exhibit A, an attachment to the Cooperative Marketing Agreement, will govern their participation and marketing activities within the Territory defined below.

I.       DEFINITIONS

1.1 QUALIFIED DSC JOINT ENGAGEMENT. The effort undertaken by You in marketing Xerox Products to a Customer where, at a minimum, You will: (i) establish contact with the Customer; (ii) provide information regarding Xerox Products; (iii) maintain contact with the Customer throughout the sales cycle;
(iv) offer to provide complementary products and or services to support Xerox Products, and (v) provide Xerox with a prospect name as reflected on Schedule 3, "JOINT ENGAGEMENT TEAMING AGREEMENT," which will be mutually agreed to, and which shall be duly signed by Your authorized representative and the authorized Xerox representative.

1.2 QUALIFIED XEROX JOINT ENGAGEMENT. The effort undertaken by Xerox in marketing Your Products to a Customer where, at a minimum, Xerox will: (i) establish contact with the Customer; (ii) provide information regarding Your Products; (iii) maintain contact with the Customer throughout the sales cycle;
(iv) offer to provide complementary products and or services to support Your Products, and (v) provide You with a prospect name as reflected on Schedule 3, "JOINT ENGAGEMENT TEAMING AGREEMENT", which will be mutually agreed to, and which shall be duly signed by Xerox' authorized representative and the authorized DSC representative.

1.3 DISCLOSED OTHER QUALIFIED PARTICIPANTS. The non-Xerox, non-DSC parties eligible for a joint engagement commission and disclosed on Schedule 3, "JOINT ENGAGEMENT TEAMING AGREEMENT".

1.4 TERRITORY. The jurisdictions of the United States of America, and its territories and possessions.

1.5     YOU.  DSC.

1.6     YOUR PRODUCTS. Those products and/or services identified in Schedule 1.

1.7     PRODUCTS. As the context requires, Xerox Products and/or Your Products.

1.8 XEROX. Within the context of this Exhibit A, means Xerox Corporation operations within the United States of America, and its territories and possessions.

1.9      XEROX PRODUCTS.  Those Xerox Products identified in Schedule 2.

II.    COMMISSIONS

2.1    COMMISSIONS.

(a) If You participate in a Qualified DSC Joint Engagement to a Customer in the Territory and Xerox either sells, licenses to or leases (with an initial term of one year) or licenses to such Customer one or more newly installed Xerox Products where the Customer's purchase, lease or license of such Xerox Products was based upon a Qualified Approved Joint Engagement and there are no Disclosed Other Qualified Participants, Xerox will either pay a commission equal to a percentage of the price invoiced to the Customer for such purchase, lease or license net of any assessed taxes, duties, freight and insurance charges; or

THIS EXHIBIT A (WITH ADDITIONAL sCHEDULES) IS AN ATTACHMENT TO THE COOPERATIVE MARKETING AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THE AGREEMENT AS WELL AS THIS EXHIBIT AND ITS SCHEDULES, AND AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS.

  DSC CORPORATION                            XEROX CORPORATION

  By /s/ Tony N. Domit                        By /s/ Darryl Dobin
    -----------------------------------          ------------------------------

  Tony Domit                                 Darryl Dobin
  -----------------------------------        ----------------------------------
  Printed Name                               Printed Name

  President & CEO                            Manager, Marketing Partnerships Group
  -----------------------------------        ----------------------------------
  Title                                      Title
       8/2/94
  ------------------------------------       ----------------------------------
  Date                                       Date

  6333 Greenwich Dr. Suite 120               100 S. Clinton Ave
  ------------------------------------       ----------------------------------
  Mailing Address                            Mailing Address

  San Diego CA 92122                         Rochester, NY 14644
  ------------------------------------       ----------------------------------

   619-625-2000           619-625-2021        716) 423-5789      716) 423-1106
  -------------------------------------      ----------------------------------
   Phone                     FAX             Phone                     FAX


                  COOPERATIVE MARKETING AGREEMENT - EXHIBIT A



a fixed dollar fee, in each case as set forth in Section 2.4 below. Amounts set forth in Section 2.4 below shall be reduced in an equitable manner as determined by Xerox when there are disclosed other qualified participants.

(b) If Xerox makes a qualified Xerox referral to a Customer in the Territory and DSC either sells, licenses to or leases (with an initial term of one year) to such Customer one or more newly installed DSC Products where the Customer's purchase, lease or license of such Your Products was based upon a Qualified Xerox Referral, You will either pay a commission equal to a percentage of the price invoiced to the Customer for such purchase, lease or license net of any assessed taxes, duties, freight and insurance charges; or a fixed dollar fee, in each case as set forth in Section 2.5 below. Amounts set forth in Section 2.5 below shall be reduced in an equitable manner as determined by DSC when there are disclosed other qualified referrals.

(c) Either party may, at any time during the term hereof and upon written notice to the other, amend this Exhibit A to change the commission percentage or fixed dollar amount for any of that party's Products; provided, however, that any such change shall be applicable only as to commissions earned after the effective date of the change.

2.2 PAYMENT. Each party's obligation to pay fees shall accrue upon installation and acceptance of its Products by the Customer. Each party will use reasonable efforts to pay such fees to the other within thirty (30) days after the end of each calendar quarter during which the installation and acceptance of the party's Product occurred. Each party shall provide to the other within 30 days of the end of each calendar quarter an installation report reflecting the number of units of Products installed as the result of a Qualified Engagement by the other, the amount of fees payable for each Product, and the Customer name and the installation address of the Products for which a fee is payable.

2.3 REVERSAL. In the event that either party for any reason reverses a sale, lease and/or license transaction of any Product as to which a commission has been paid under this Agreement, and such reversal occurs within six (6) months of the date the Customer accepted such Product following its installation, then the party shall debit the amount of such commission against the next quarterly payment to be made by that party under Section 2.1.

2.4      (A)  COMMISSION SCHEDULE FOR XEROX PRODUCTS WHEN SOLD OR LEASED

                                                      SINGLE UNIT
 PRODUCT MODEL/NAME                                     SALE FEE
 --------------------                                 -----------
  4135 Production Laser Printing System                  $9,900

  4135 DDS Prod Laser Printing System                     6,100

  4890 Laser Printing System                              7,300

  9790 MICR Printer                                       5,000

  4850 HighlightColor Laser Printing System               4,500

  4450 Laser Printing System                              4,500

  4050 Laser Printing System                              4,500

  4050 Budget Lease Laser Printing Sys                    2,750



  (CONT.) SINGLE UNIT SALE FEE
  ----------------------------
  4235 Laser Printing System                          2,500
  4220 MRP                                              800
  4219 MRP                                              360
  4215 MRP                                              240
  4197 MICR Printer                                     250
  DocuTech Production Publisher 135                  11,700
  DocuTech Network Publisher 135 (upgrade)*           3,500
  DocuTech Network Publisher 135                     12,600
  DocuTech Production Publisher 90                    8,100
  DocuTech Network Publisher 90 (upgrade)*            3,500
  Docutech Network Publisher 90                       7,800
  DocuTech Network Server                             1,800
  DocuTech Media Server                               1,500
  DocuTech Extended Storage                           2,400
  DocuTech Signature Booklet Maker                    3,600
  DocuPrint 390                                       8,400
  DocuPrint 350 Highlight Color                       7,500
  DocuPrint 390 Highlight Color                      12,000
  5775 Digital Color Copier/Printer                   2,100
  5775 Digital Color Copier/Printer (upgrade)*        3,500
  EN FIERY Controller 150                             1,800
  EFI FIERY Controller 200                            2,200
  4700 Color Laser Printing System                    2,500

*Upgrade fees are for connectivity with or without server(s) - no fees are paid for servers with upgrades.

- -------------------------------------------------------------------------------

2.4 (B) COMMISSION SCHEDULE FOR XEROX PRODUCTS WHICH QUALIFY UNDER THE XEROX TRADE-IN PROGRAM (XTI)**

                                               SINGLE UNIT
  MODEL NUMBER/pRODUCT NAME                  TRADE-IN FEE (XTI)
 --------------------------                  ------------------
  4135 Production Laser Printing System             $6,500

  4890 Laser Printing System                         5,600

  4850 Color Laser Printing System                   3,500

  4450 Professional Printing System                  3,500

  4050 Laser Printing System                         3,500

  4235 Laser Printing System                         1,500

  4220 MRP                                             675

  4219 MRP                                             300

                  COOPERATIVE MARKETING AGREEMENT - EXHIBIT A



(CONT.) Single Unit Trade-in (XTI) Fee
- --------------------------------------
4215 MRP                                               240

4197 MICR Printer                                      180

DocuTech Production Publisher 135                    3,000

DocuTech Network Publisher 135                       3,500

DocuTech Production Publisher 90                     2,000

DocuTech Network Publisher 90                        2,500

5775 Digital Color Copier/Printer                    1,500

4700 Color Laser Printing System                     1,500

** No fees are paid for trades from Xerox 5090s or Xerox 5390s.

- ------------------------------------------------------------

  2.5 COMMISSION SCHEDULE FOR DSC PRODUCTS:

  The commission is 10% of the invoiced initial license fee. The list of DSC products and their initial License Fees are provided below for reference.

  MAINFRAME AND DEPARTMENTAL PRODUCTS

          PRODUCTS              MAINFRAME          DEPARTMENTAL
                                    CLASS                 CLASS
     CompuSet 6.0                 $32,500               $22,500
     CompuPrep                     10,000                 6,000
     Emitter-Meta Code              6,000                 4,000
     Emitter-XES                    6,000                 4,000
     Emitter-Postscript             6,000                 4,000
     Emitter-Interpress             6,000                 4,000
     Importer-PCL                   6,000                 4,000
     IMG Consolidator               3,000                 2,000
     NetPrint                       3,000                 2,000
     HostPrint                      2,000                 1,000
     Replacement for XICS          10,000                 8,000
     5.x
     Downsize Migration             5,000                 4,000
     PCL Transformer               15,000                10,000

  DESKTOP AND NETWORK PRODUCTS

   Number of Licenses    1          2           3          4            5

   PRODUCT

   CompuSet 6.0          $15,000    $26,000    $33,000    $40,000      $45,000
   CompuPrep               3,000      5,000      7,000      8,000        9,000
   Em itter-Meta Code      2,250      4,000      5,000      5,500        6,000
   Emitter-XES             2,250      4,000      5,000      5,500        6,000
   Emitter-Postscript      2,250      4,000      5,000      5,500        6,000
   Emitter-Interpress      2,250      4,000      5,000      5,500        6,000
   Importer-PCL            2,250      4,000      5,000      5,500        6,000
   Importer-TIFF           2,250      4,000      5,000      5,500        6,000
   IMG Consolidator        2,000      3,000      4,000      4,500        5,000
   NetPrint                2,000      3,000      4,000      4,500        5,000
   PCL Transformer         7,000     12,000     16,000     19,000       21,000

  COMPUSERIES PRODUCTS

     Number of Licenses  1           2        3           4           5
     PRODUCT

     CompuBuild           $5,000     $8,500    $11,000    $13,500      $15,000
     CompuSpec             4,000      7,500      9,500     11,000       12,000
     CompuMerge            3,000      5,500      7,500      8,500        9,000
     CompuView             1,000      2,000      2,750      3,500        4,000
     CompuPack            10,000     17,000     22,000     27,000       30,000

                                     XEROX
                        Cooperative Marketing Agreement
                                   EXHIBIT A
                                   SCHEDULE 1
                                  DSC Products

                                  July 1, 1994

DSC Products.  Those products and/or services listed below:
   PRODUCTS
   Refer to Exhibit A, Section 2.5

                                     XEROX
                        Cooperative Marketing Agreement
                                   EXHIBIT A
                                   SCHEDULE 2
                                 Xerox Products

                                  July 1, 1994


Xerox Products.  The list of Xerox products is provided below:

Product Model/Name

4135 Production Laser Printing System

4135 DDS Production Laser Printing System

9790 Laser Printing System

4890 Laser Printing System

4850 Highlight Color Laser Printing System

4450 Laser Printing System

4050 Laser Printing System

4235 Laser Printing System

4220 MRP

4219 MRP

4215 MRP

4197 MICR Printer

DocuTech Production Publisher 135

DocuTech Production Publisher 90

DocuTech Network Publisher 135

Docutech Network Publisher 90

DocuTech Network Server

DocuTech Media Server

DocuTech Extended Storage

DocuTech Signature Booklet Maker

Docuprint 390

DocuPrint 350 Highlight Color

DocuPrint 390 Highlight Color

5775 Digital Color Copier/ Printer

FI FIERY Controller 150

EFI FIERY Controller 200

4700 Color Laser Printing System

                             DSC CORPORATION/XEROX



                                   EXHIBIT A  JOINT ENGAGEMENT TEAMING AGREEMENT
                                   SCHEDULE 3

I. CUSTOMER INFORMATION

Company Name:
             -----------------------------------------
Site Address:
             ------------------------------------------

Xerox Customer number
                     ---------------------------------
Xerox Product Opportunity
                         -----------------------------

New Xerox Customer                     Yes           No
                                           ---         ---
Products already installed
                          ----------------------------

New DSC Customer                       Yes           No
                                          ---          ---
Products Already Installed
                         -----------------------------
DSC Product Opportunity
                        ------------------------------

Xerox Disclosure of Non-DSC Marketing Partner Involvement:

Company                                     Date
        ----------------------------------      ----------

Signature of the sales persons creating this teaming agreement indicate their intent to pursue a joint selling opportunity with the above named customer. If the sale of a qualified product occurs DSC will be entitled to the applicable fee.



XEROX CORPORATION:

Sales Rep Name
              -----------------------------------
District
         ----------------------------------------
Telephone
         ----------------------------------------

Signature                         Date
         ------------------------     -----------


DSC CORPORATION:

Sales Rep Name
              -----------------------------------
District
        -----------------------------------------
Telephone
        -----------------------------------------

Signature                           Date
         --------------------------     ---------


II. XEROX AND DSC PRODUCT ORDERS TAKEN



NEW XEROX PRODUCTS ORDERED:

Product     Quantity     Order Date     XRX ORDER #

- --------   ----------    ----------     -----------

- --------   ----------    ----------     -----------



NEW DSC PRODUCTS ORDERED:

Product       Quantity   Order Date     Application

- --------      ---------  ----------     ------------

- --------      ---------  ----------     ------------

                        NET NEW           TRADE
                               ----------      -----

VALIDATION:
The individuals below have verified that the above listed customer is qualified as specified in the Xerox/DSC Cooperative Marketing Agreement in that the DSC Representative has undertaken the following marketing/sales activities to forward the Customer's decision to order the Xerox product listed above: (a) established direct contact with the customer, (b) provided the Customer with relevant information regarding Xerox products; (c) maintained contact with the Customer; (d) actively assisted the Xerox Sales Representative in the sale, lease and/or license of such Xerox products; (e) actively cooperated with Xerox in insuring that such Xerox Products function together with applicable DSC products in a manner acceptable to the Customer.



XEROX APPROVALS:

Manager's Name
              -----------------------------------
Signature
        -----------------------------------------

Title                                 Date
    ---------------------------------     -------

Telephone
        -----------------------------------------

DSC APPROVALS:

Manager's Name
             ------------------------------------

Signature
        -----------------------------------------

Title                                   Date
    ------------------------------------   ------

Telephone
        -----------------------------------------

III.  XEROX EQUIPMENT INSTALLATION COMPLETE


Product serial number
                     ----------------------------
Date Installed             NET NEW          TRADE
              -------------       ----------     ------

XEROX HEADQUARTERS APPROVAL:

Name
   ----------------------------------------------

Title
    ---------------------------------------------



Signature
         ----------------------------------------------


Telephone                                  Date
        -----------------------------------    --------

                                     XEROX
                        COOPERATIVE MARKETING AGREEMENT
                                   EXHIBIT B
                             REFERRAL FEE SCHEDULE
                        FOR THE UNITED STATES OF AMERICA
                                  JULY 1, 1994



DSC and Xerox Corporation agree that the terms and conditions of this Exhibit B, an attachment to the Cooperative Marketing Agreement, will govern their participation and marketing activities within the Territory defined below.

I.       DEFINITIONS

1.1 QUALIFIED DSC REFERRAL. The effort undertaken by You in marketing Xerox Products to a Customer where, at a minimum, You will: (i) establish contact with the Customer; (ii) provide information regarding Xerox Products;
(iii) introduce Xerox representatives to key decision makers: (iv) provide Xerox with a prospect name as reflected on the "QUALIFIED REFERRAL FORM," which will be mutually agreed to, and which shall be duly signed by Your authorized representative and the authorized Xerox representative.


1.2 DISCLOSED OTHER QUALIFIED REFERRALS. The non-Xerox, non-DSC parties eligible for a qualified referral commission and disclosed on the "QUALIFIED REFERRAL FORM".

1.3 TERRITORY. The jurisdictions of the United States of America, and its territories and possessions.

1.4      YOU.  DSC Corporation.

1.5      PRODUCTS.  As the context requires, Xerox Products.

1.6 XEROX. Within the context of this Exhibit B, means Xerox Corporation operations within the United States of America, and its territories and possessions.



II.    COMMISSIONS

2.1    COMMISSIONS.

(a) If You make a Qualified DSC Referral to a Customer in the Territory and Xerox either sells, licenses to or leases (with an initial term of one year) or licenses to such Customer one or more newly installed Xerox Products where the Customer's purchase, lease or license of such Xerox Products was based upon a Qualified Referral and there are no Disclosed Other Qualified Referrals, Xerox will either pay a commission equal to a percentage of the price invoiced to the Customer for such purchase, lease or license net of any assessed taxes, duties, freight and insurance charges; or a fixed dollar fee, in each case as set forth in Section 2.4 below. Amounts set forth in Section 2.4 below shall be reduced in an equitable manner as determined by Xerox when there are Disclosed Other Qualified Referrals.

(b) Xerox may, at any time during the term hereof and upon written notice to DSC, amend this Exhibit B to change the commission percentage or fixed dollar amount for any Products; provided, however, that any such change shall be applicable only as to commissions earned after the effective date of the change.

2.2 PAYMENT. Xerox' obligation to pay fees shall accrue upon installation and acceptance of its Products by the Customer. Xerox will use reasonable efforts to pay such fees to the other within thirty (30) days after the end of each calendar quarter during which the installation and acceptance of the Product occurred. Xerox will provide to you within 30 days of the end of each calendar quarter an installation report reflecting the number of units of Products installed as the result of a Qualified Referral by you, the amount of fees payable for each

THIS EXHIBIT B IS AN ATTACHMENT TO THE COOPERATIVE MARKETING AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THE AGREEMENT AS WELL AS THIS EXHIBIT AND ITS QUALIFIED REFERRAL FORM AND AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS.



DSC CORPORATION

/s/ TONY  N. DOMIT
- ----------------------------------
By

Tony Domit
- ----------------------------------
Printed Name

President & CEO
- ----------------------------------
Title

8/2/94
- ----------------------------------
Date

6333 Greenwich Dr. Suite 120
- ----------------------------------
Mailing Address

San Diego CA. 92122
- ----------------------------------

619-625-2000          619-625-2021
- ----------------------------------
Phone                  FAX



XEROX CORPORATION

/s/ DARRYL DOBIN
- ----------------------------------
By

Darryl Dobin
- ----------------------------------
Printed Name

Manager, Marketing Partnerships Group
- ----------------------------------
Title

- ----------------------------------
Date

100 S. Clinton Ave
- ----------------------------------
Mailing Address

Rochester, NY 14644
- ----------------------------------

716) 423-5789        716) 423-1106
- ----------------------------------
Phone                FAX

                  COOPERATIVE MARKETING AGREEMENT - EXHIBIT B

Product, and the Customer name and the installation address of the Products for which a fee is payable.

2.3 REVERSAL. In the event that Xerox for any reason reverses a sale, lease and/or license transaction of any Product as to which a commission has been paid under this Agreement, and such reversal occurs within six (6) months of the date the Customer accepted such Product following its installation, then Xerox shall debit the amount of such commission against the next quarterly payment to be made under Section 2.1.


2.4 (A) Commission Schedule for Document Production Systems Products When Sold or Leased

                                                        Single Unit
      Model Number/Product Name                           Sale Fee
      -------------------------                         -------------

  DocuTech Production Publisher 135                         7,800

  DocuTech Network Publisher 135                            8,400

  DocuTech Production Publisher 90                          5,400

  DocuTech Network Publisher 90                             5,200

  DocuPrint 390                                             5,600

  DocuPrint 350 Highlight Color                             5,000

  DocuPrint 390 Highlight Color                             8,000

  5775 Digital Color Copier/Printer                         1,400

  EFI FIERY Controller 150                                  1,200

  EFI FIERY Controller 200                                  1,500

- -------------------------------------------------------------------------------

2.4 (B) Commission Schedule for Document Production Systems Products Which Qualify Under the Xerox Trade-In Program (XTI)

                                                     Single Unit
  Model Number/Product Name                        Trade-in Fee (XTI)
  -------------------------                        ----------------
  DocuTech Production Publisher 135                       2,000

  DocuTech Network Publisher 135                          2,500

  DocuTech Production Publisher 90                        1,000

  DocuTech Network Publisher 90                           1,500

  5775 Digital Color Copier/Printer                       1,000


No fees will be paid for trades from 5090's or 5390's

                                   DSC/XEROX





EXHIBIT B                                                QUALIFIED REFERRAL FORM

I. CUSTOMER INFORMATION

Company Name:
             ------------------------------------
Site Address:
             ------------------------------------

- -------------------------------------------------

Xerox Customer number
                    -----------------------------

Xerox Product Opportunity
                         ------------------------

New Xerox Customer       Yes          No
                            ---         ---

Xerox Products already installed
                                -----------------

- -------------------------------------------------

XEROX CORPORATION:

Sales Rep Name
             ------------------------------------

District
        -----------------------------------------

Telephone
        -----------------------------------------

Signature                          Date
         -------------------------     ----------

DSC CORPORATION:

Sales Rep Name
              -----------------------------------

District
        -----------------------------------------

Telephone
        -----------------------------------------

Signature                          Date
        ---------------------------    ----------


Signatures of the sales persons creating this referral form indicate that the customer named is a valid referral and that DSC will earn a referral fee when a qualified Xerox product is installed.



II. XEROX PRODUCT ORDERS TAKEN

NEW XEROX PRODUCTS ORDERED:


Product       Quantity    Order Date    XRX ORDER #

- -------       --------    ----------    -----------

- -------       --------    ----------    -----------

                       NET NEW           TRADE
                              ----------     -------



Validation:

The individuals below have verified that the above listed customer is a Qualified Referral as specified in the Xerox / DSC Cooperative Marketing Agreement in that the DSC Representative has undertaken the following marketing/sales activities to forward the Customer's decision to order the Xerox product listed above: (a) established direct contact with the customer,
(b) provided the Customer with relevant information regarding Xerox products;
(c) introduced Xerox representatives to key decision makers; (d) provided Xerox with a prospect name as reflected above.



XEROX APPROVALS:

Manager's Name
             ------------------------------------

Signature
        -----------------------------------------

Title                                  Date
     ----------------------------------    ------

Telephone
        -----------------------------------------

DSC APPROVALS:

Manager's Name
             ------------------------------------

Signature
        -----------------------------------------

Title                                   Date
     -----------------------------------    -----

Telephone
        -----------------------------------------

III.  XEROX EQUIPMENT INSTALLATION COMPLETE



Product serial number
                     ----------------------------

Date Installed          NET NEW      TRADE
             -----------      -------    --------

XEROX HEADQUARTERS APPROVAL:

Name
   ----------------------------------------------

Title
    ---------------------------------------------

Signature
         ----------------------------------------

Telephone                             Date
        ------------------------------   --------

                                  Page 3 of 3